Exhibit 99.2

Table 1
Summary of Land-Use Entitlements (1)
Active JOE Residential and Mixed-Use Projects in Florida
March 31, 2008

Project	Class.(2)	County	Project Acres	Project Units(3)	Residential Units Closed Since Inception	Residential Units Under Contract as of 3/31/08	Total Residential Units Remaining	Remaining Commercial Entitlements (Sq. Ft.)(4)

In Development: (5)
Artisan Park (6)	PR	Osceola	175	618	573	--	45	--
Cutter Ridge	PR	Franklin	10	25	--	--	25	--
Hawks Landing	PR	Bay	88	168	129	--	39	--
Landings at Wetappo	RR	Gulf	113	24	7	--	17	--
Palmetto Trace	PR	Bay	141	481	480	--	1	--
PineWood	PR	Bay	104	264	--	--	264	--
RiverCamps on Crooked Creek	RS	Bay	1,491	408	186	--	222	--
RiverSide at Chipola	RR	Calhoun	120	10	2	--	8	--
RiverTown	PR	St. Johns	4,170	4,500	30	--	4,470	500,000
SevenShores	VAR	Manatee	192	686	--	--	686	9,000
SouthWood	VAR	Leon	3,370	4,770	2,243	300	2,227	4,577,360
St. Johns Golf & Country Club	PR	St. Johns	880	799	796	--	3	--
SummerCamp Beach	RS	Franklin	762	499	80	--	419	25,000
Victoria Park	VAR	Volusia	1,859	4,200	1,403	81	2,716	818,654
WaterColor	RS	Walton	499	1,140	882	--	258	47,600
WaterSound	VAR	Walton	2,425	1,432	22	--	1,410	457,380
WaterSound Beach	RS	Walton	256	511	440	--	71	29,000
WaterSound West Beach	RS	Walton	62	199	33	--	166	--
Wild Heron (7)	RS	Bay	17	28	1	--	27	--
WindMark Beach	RS	Gulf	2,020	1,662	134	--	1,528	75,000
Subtotal			18,754	22,424	7,441	381	14,602	6,538,994

In Pre-Development: (5)
Avenue A	PR	Gulf	6	96	--	--	96	--
Bayview Estates	PR	Gulf	31	45	--	--	45	--
Bayview Multifamily	PR	Gulf	20	300	--	--	300	--
Beacon Hill	RR	Gulf	3	12	--	--	12	--
Beckrich NE	PR	Bay	15	70	--	--	70	--
Boggy Creek	PR	Bay	630	526	--	--	526	--
Bonfire Beach	RS	Bay	550	750	--	--	750	70,000
Breakfast Point, Phase 1	VAR	Bay	115	320	--	--	320	--
Carrabelle East	PR	Franklin	200	600	--	--	600	--
College Station	PR	Bay	567	800	--	--	800	--
DeerPoint Cedar Grove	PR	Bay	668	950	--	--	950	--
East Lake Creek	PR	Bay	81	313	--	--	313	--
East Lake Powell	RS	Bay	181	360	--	--	360	30,000
Howards Creek	RR	Gulf	8	33	--	--	33	--
Laguna Beach West	PR	Bay	59	382	--	---	382	--
Long Avenue	PR	Gulf	10	30	--	--	30	--
Palmetto Bayou	PR	Bay	58	217	--	--	217	90,000
ParkSide	PR	Bay	48	480	--	--	480	--
Pier Park NE	VAR	Bay	57	460	--	--	460	190,000
Pier Park Timeshare	RS	Bay	13	125	--	--	125	--
Port St. Joe Draper, Phase 1	PR	Gulf	639	1,200	--	--	1,200	--
Port St. Joe Draper, Phase 2	PR	Gulf	981	2,125	--	--	2,125	150,000
Port St. Joe Town Center	VAR	Gulf	180	624	--	--	624	500,000
Powell Adams	RS	Bay	56	3,131	--	--	3,131	--
Sabal Island	RS	Gulf	45	18	--	--	18	--
South Walton Multifamily	PR	Walton	40	212	--	--	212	--
St. James Island Granite Point	RS	Franklin	1,000	2,000	--	--	2,000	--
Star Avenue North	VAR	Bay	271	1,248	--	--	1,248	380,000
The Cove	RR	Gulf	64	107	--	--	107	--
Timber Island (8)	RS	Franklin	49	407	--	--	407	14,500
Topsail	VAR	Walton	115	627	--	--	627	300,000
Wavecrest	RS	Bay	7	95	--	--	95	--
WestBay Corners SE	VAR	Bay	100	524	--	--	524	50,000
WestBay Corners SW	PR	Bay	64	160	--	--	160	--
WestBay DSAP	VAR	Bay	15,089	5,628	--	--	5,628	4,330,000
WestBay Landing (9)	VAR	Bay	950	214	--	--	214	--
Subtotal			22,970	25,189	--	--	25,189	6,104,500
Total			41,724	47,613	7,441	381	39,791	12,643,494

(1) A project is deemed land-use entitled when all major discretionary governmental land-use approvals have been received.
      Some of these projects may require additional permits for development and/or build-out; they also may be subject to legal challenge.

(2) Current JOE land classifications:

  PR – Primary residential.
  RS – Resort and seasonal residential.
  RR – Rural residential.
  VAR – Includes multiple classifications. For example, a project may have substantial commercial and residential acres.

(3) Project units represent the maximum number of units entitled or currently expected at full build-out. The actual number of units or square feet to be constructed at full build-out may be lower than the number entitled or currently expected.

(4) Represents the remaining square feet with land-use entitlements as designated in a development order or expected given the existing property land use or zoning and present plans. Commercial entitlements include retail, office and industrial uses. Industrial uses total 6,128,381 square feet including SouthWood, RiverTown and the West Bay DSAP.

(5) A project is “in development” when construction on the project has commenced. A project in “pre-development” has land-use entitlements but is still under internal evaluation or requires one or more additional permits prior to the commencement of construction.

(6) Artisan Park is 74 percent owned by JOE.

(7) In August 2007, we acquired certain home sites within the Wild Heron community.

(8) Timber Island entitlements include seven residential units and 400 units for hotel or other transient uses
      (including units held with fractional ownership such as private residence clubs) and include 480 wet/dry marina slips.

(9) West Bay Landing is a sub-project within WestBay DSAP.

Table 2
Proposed JOE Residential and Mixed-Use Projects
In the Land-Use Entitlement Process in Florida (1)
March 31, 2008

Project	Class (2)	County	Project Acres	Estimated Project Units (3)	Estimated Commercial Entitlements (Sq. Ft.) (3)
Breakfast Point, Phase 2	VAR	Bay	1,299	2,780	635,000
SouthSide	VAR	Leon	1,625	2,800	1,150,000
St. James Island McIntyre	RR	Franklin	1,704	340	--
St. James Island RiverCamps	RS	Franklin	2,500	500	--
Total			7,128	6,420	1,785,000

(1) A project is deemed to be in the land-use entitlement process when customary steps necessary for the preparation and submittal of an application, such as conducting pre-application meetings or similar discussions with governmental officials, have commenced and/or an application has been filed. All projects listed have significant entitlement steps remaining that could affect their timing, scale and viability. There can be no assurance that these entitlements will ultimately be received.

(2) Current JOE land classifications:

  PR – Primary residential.
  RS – Resort and seasonal residential.
  RR – Rural residential.
  VAR – Includes multiple classifications. For example, a project may have substantial commercial and residential acres.

(3) The actual number of units or square feet to be constructed at full build-out may be lower than the number ultimately entitled.

Table 3
Summary of Additional Commercial Land-Use Entitlements (1)
(Commercial Projects Not Included in Tables 1 and 2 Above)
Active JOE Florida Commercial Projects
March 31, 2008

Project	County	Project Acres	Acres Sold Since Inception	Acres Under Contract As of 3/31/08	Total Acres Remaining
Airport Commerce	Leon	45	7	--	38
Alf Coleman Retail	Bay	25	23	--	2
Beach Commerce	Bay	157	151	--	6
Beach Commerce II	Bay	112	13	--	99
Beckrich Office Park	Bay	17	12	--	5
Beckrich Retail	Bay	44	41	3	--
Cedar Grove Commerce	Bay	51	1	4	46
Franklin Industrial	Franklin	7	--	--	7
Glades Retail	Bay	14	--	--	14
Gulf Boulevard	Bay	78	27	--	51
Hammock Creek Commerce	Gadsden	165	27	--	138
Mill Creek Commerce	Bay	37	--	--	37
Nautilus Court	Bay	11	7	--	4
Port St. Joe Commerce II	Gulf	39	9	--	30
Port St. Joe Commerce III	Gulf	50	--	--	50
Port St. Joe Medical	Gulf	19	--	--	19
Powell Hills Retail	Bay	44	--	--	44
South Walton Commerce	Walton	38	17	--	21
Total		953	335	7	611

(1) A project is deemed land-use entitled when all major discretionary governmental land-use approvals have been received.
      Some of these projects may require additional permits for development and/or build-out; they also may be subject to legal challenge. Includes significant JOE projects that are either operating, under development or in the pre-development stage.

Table 4
Stock Repurchase Activity
Through March 31, 2008

	Shares
Period	Purchased	Surrendered (1)	Total	Total Cost (in millions)	Average Price

1998	2,574,200	11,890	2,586,090	$55.5	$21.41
1999	2,843,200	11,890	2,855,090	69.5	24.31
2000	3,517,066	--	3,517,066	80.2	22.78
2001	7,071,300	58,550	7,129,850	176.0	24.67
2002	5,169,906	256,729	5,426,635	157.6	29.03
2003	2,555,174	812,802	3,367,976	102.9	30.55
2004	1,561,565	884,633	2,446,198	105.0	42.90
2005	1,705,000	68,648	1,773,648	124.8	70.33
2006	948,200	148,417	1,096,617	57.3	52.22
2007	--	58,338	58,338	2.1	35.35
First Quarter 2008	--	3,721	3,721	0.1	38.57
Total/Weighted Average	27,945,611	2,315,618	30,261,229	$931.1	$30.74

(1) Shares surrendered by company executives as payment for the strike price and taxes due on exercised stock options and the taxes due on the vesting of restricted stock.

Table 5
Residential Real Estate
Sales Activity
Three Months Ended March 31,
($ in millions)

	2008				2007
	Number of Units Closed	Revenue	Cost of Sales (1)	Gross Profit	Number of Units Closed	Revenue	Cost of Sales (1)	Gross Profit

Home Sites (2)	5	$1.2	$0.7	$0.5	77	$12.3	$5.4	$6.9
Homes (3)	13	8.5	8.6	(0.1)	52	17.8	13.7	4.1
Total	18	$9.7	$9.3	$0.4	129	$30.1	$19.1	$11.0

(1) Cost of sales for home sites in the first quarter of 2008 consisted of $0.6 million in direct costs, $0.1 million in selling costs and less than $0.1 million in indirect costs. Cost of sales for home sites in the first quarter of 2007 consisted of $4.5 million in direct costs, $0.4 million in selling costs and $0.5 million in indirect costs. Cost of sales for homes in the first quarter of 2008 consisted of $6.2 million in direct costs, $0.5 million in selling costs and $1.9 million in indirect costs. Cost of sales for homes in the first quarter of 2007 consisted of $11.0 million in direct costs, $0.8 million in selling costs and $1.9 million in indirect costs.

(2) Profit has been deferred as a result of continuing development obligations at SummerCamp Beach in 2008 and 2007 and WaterSound West Beach in 2007. As a consequence, revenue recognition and closings may occur in different periods.

(3) Homes include single-family, multifamily and Private Residence Club (PRC) units. Multifamily and PRC revenue is recognized, if preconditions are met, on a percentage-of-completion basis. As a consequence, revenue recognition and closings may occur in different periods. Paseos and Rivercrest, two joint ventures 50 percent owned by JOE, are not included; sales are complete at both of these communities.

Table 6
Residential Real Estate
Units Placed Under Contract
Three Months Ended March 31,

	2008	2007	Percentage Change
Home Sites	4	63	(93.7) %
Homes (1)	12	17	(29.4) %
Total	16	80	(80.0) %

(1) Homes include single-family homes, multifamily and PRC units. Paseos and
      Rivercrest, two unconsolidated joint ventures, are not included; sales are complete at both of these communities.

Table 7
Residential Real Estate
Backlog (1)
($ in millions)

	March 31, 2008		March 31, 2007

	Units	Revenues	Units	Revenues
Home Sites	81	$3.1	7	$1.5
Homes	--	--	21	12.1
Total	81	$3.1	28	$13.6

(1) Backlog represents units under contract but not yet closed.

Table 8
Residential Real Estate
National Homebuilder Summary
of Home Site Commitments and Purchases

Activity During the
Three Months Ended March  31, 2008

	12/31/2007 Commitments (1)	Closed	Average Price Closed Units	Change in Commitments	3/31/2008 Commitments
Beazer Homes
Laguna West	232	--	--	--	232
SouthWood	20	--	--	--	20
Shea Homes
Victoria Park	618	--	--	--	618
David Weekley Homes
RiverTown	87	3	72,500	--	84
SouthWood	106	--	--	--	106
American Home Builders
RiverTown	59	--	--		59
Cornerstone Homes
RiverTown	23	--	--	--	23
Issa Homes
RiverTown	66	--	--	--	66
Lakeridge Homes
Victoria Park	--	--	--	--	--
Total	1,211	3		--	1,208

(1)  Includes agreements with minimal down payments.  Homebuilders may be more willing to delay or cancel commitments if they have only minimal down payments at risk.

Table 9
Residential Real Estate Sales Activity
Three Months Ended March 31,
($ in thousands)

	2008				2007
	Units Closed	Avg. Price	Accepted (1)	Avg. Price	Units Closed	Avg. Price	Accepted (1)	Avg. Price
Artisan Park (2)
Home Sites	--	$--	--	$--	--	$--	--	$--
Single-Family Homes	5	621.2	5	621.2	10	642.4	13	579.9
Multifamily Homes	4	314.3	4	314.3	24	508.3	--	--
Hawks Landing
Home Sites	--	--	--	--	21	65.5	19	64.1
Palmetto Trace
Home Sites	--	--	--	--	5	83.5	5	83.5
Single-Family Homes	--	--	--	--	1	269.5	1	269.5
Rivercrest (2)
Single-Family Homes	--	--	--	--	12	231.0	8	221.4
RiverTown
Home Sites	3	72.5	3	72.5	--	--	--	--
SevenShores
Multifamily Homes	--	--	--	--	--	--	(6)	1,025.4
SouthWood
Home Sites	--	--	(1)	115.0	35	81.3	26	78.1
Single-Family Homes	--	--	--	--	4	370.7	--	--
St. Johns G &CC
Home Sites	--	--	--	--	2	157.5	--	--
Single-Family Homes	--	--	--	--	6	474.2	4	433.3
SummerCamp Beach
Single-Family Homes	--	--	--	--	--	--	(1)	968.7
The Hammocks
Single-Family Homes	--	--	--	--	1	153.7	1	153.7
Victoria Park
Home Sites	--	--	--	--	1	299.0	--	--
Single-Family Homes	1	214.2	1	214.2	3	310.3	2	298.0
WaterColor
Home Sites	1	782.0	1	782.0	2	1,362.7	3	1,117.3
Single/Multifamily Homes	1	1,815.0	1	1,815.0	1	775.0	1	775.0
WaterSound
Home Sites	--	--	--	--	3	150.4	3	150.4
WaterSound Beach
Home Sites	--	--	--	--	1	1,421.4	--	--
Single-Family Homes	--	--	--	--	2	2,286.2	2	2,172.5
WaterSound West Beach
Home Sites	1	177.2	1	177.2	4	293.4	4	293.4
Single-Family Homes	1	837.0	1	837.0	--	--	--	--
WindMark Beach
Home Sites	--	--	--	--	3	194.2	3	194.2
Single-Family Homes	1	1,299.5	--	--	--	--	--	--
Total Home Sites	5	$235.3	4	$265.4	77	$150.7	63	$146.4
Total Single/Multifamily Homes	13	$656.1	12	$602.4	64	$506.6	25	$401.0

(1) Contracts accepted during the quarter. Contracts accepted and closed in the same quarter are also included as units closed.
      Average prices shown reflect variations in the product mix across time periods as well as price changes for similar product.

(2) JOE owns 74 percent of Artisan Park and 50 percent of Rivercrest. Sales from Rivercrest are not consolidated with the financial results of residential real estate.

Table 10
Commercial Land Sales
Three Months Ended March 31,
($ in thousands)

	Number of Sales	Acres Sold	Gross Sales Price	Average Price/Acre
2008
Northwest Florida	--	--	$ --	$ --
2007
Northwest Florida	6	13	$1,943	$146.5
Other	3	19	3,256	175.3
Total	9	32	$5,199	$163.3

Table 11
Rural Land Sales
Three Months Ended March 31,

	Number of Sales	Acres Sold	Gross Sales Price (in thousands)	Average Price/Acre
2008
Woodlands	6	57,435	$91,074	$1,586
2007
Florida Wild	2	3,883	$9,905	$2,551
Woodlands	6	27,320	35,541	1,300
Other	2	92	1,230	13,370
Total	10	31,295	$46,676	$1,491

FINANCIAL DATA
($ in millions)

Quarterly Segment Pretax Income (Loss)
From Continuing Operations

	Mar 31, 2008	Dec 31, 2007	Sept 30, 2007	June 30, 2007	Mar 31, 2007	Dec 31, 2006	Sept 30, 2006	June 30, 2006	Mar 31, 2006
Residential	$(18.7)	$(11.4)	$(26.2)	$(0.8)	$(5.4)	$4.3	$(7.6)	$17.2	$10.2
Commercial	(0.9)	4.6	2.3	8.4	0.1	13.6	8.2	1.6	0.6
Rural Land sales	80.1	24.5	27.8	7.2	40.4	26.7	12.2	22.1	11.4
Forestry	1.9	(1.9)	1.3	0.9	0.1	1.5	1.0	0.7	2.0
Corporate and other	(12.9)	(11.0)	(15.8)	(16.4)	(10.2)	(18.9)	(16.3)	(17.2)	(20.3)
Pretax income (loss) from continuing operations	$49.5	$4.8	$(10.6)	$(0.7)	$25.0	$27.2	$(2.5)	$24.4	$3.9

Discontinued Operations, Net of Tax

	Quarter Ended March 31,
	2008	2007

Income from Saussy Burbank operations, net of tax (1)	$ --	$0.7
Income (loss) from office buildings, net of tax	--	(0.5)
Income (loss) from Sunshine State Cypress operations, net of tax	0.1	0.2
Net income (loss) from discontinued operations	$0.1	$0.4

(1) Quarter ended March 31, 2007 includes a $2.2 million impairment charge to approximate fair value, less costs to sell, of Saussy Burbank.

Other Income (Expense)

	Quarter Ended March 31,
	2008	2007

Dividend and interest income	$1.8	$1.3
Interest expense	(4.2)	(4.7)
Other	0.7	4.2
Total	$(1.7)	$0.8